Exhibit 99.1

LETTER OF TRANSMITTAL

Alliance One International, Inc.

$315,000,000 11% Senior Notes due 2012 that have been registered under the Securities Act of 1933 for all outstanding unregistered 11% Senior Notes due 2012	$100,000,000 12 3/4% Senior Subordinated Notes due 2012 that have been registered under the Securities Act of 1933 for all outstanding unregistered 12 3/4% Senior Subordinated Notes due 2012

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 5:00 P.M., NEW YORK CITY TIME, ON                          , 2006,

UNLESS EXTENDED.

The exchange agent for the exchange offers is:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By Facsimile:	By Mail or Hand (9:00 a.m. to 5:00 p.m., local time):

(212) 797-8622 Attention: Wanda Camacho Confirm by Telephone to: (212) 250-4958	Deutsche Bank Trust Company Americas 60 Wall Street 27th Floor MS: NYC60 2612 New York, New York 10005 Attention: Wanda Camacho

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be completed by holders of Alliance One International, Inc.’s outstanding 11% Senior Notes due 2012 (the “Senior Notes”) and 12  3/4 % Senior Subordinated Notes due 2012 (the “Senior Subordinated Notes”, and together with the Senior Notes, the “outstanding notes”) if either (i) outstanding notes are to be forwarded herewith, or (ii) tenders of outstanding notes are to be made by book-entry transfer to an account maintained by Deutsche Bank Trust Company Americas (the “exchange agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offers—Procedures for Tendering” in the prospectus. An “agents message” (as defined below) may also be used in lieu of physically completing, executing and delivering to the exchange agent this Letter of Transmittal, if delivery of the outstanding notes is to be made through the DTC’s automated tender offer program. The “agent’s message” means a message, transmitted by the DTC and received by the exchange agent and forming part of the confirmation of book-entry (“book-entry confirmation”), which states that the DTC has received an express acknowledgment from a participant tendering outstanding notes which are the subject of such book-entry confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the agreement may be enforced against such participant. For additional information regarding DTC’s automated tender offer program, please refer to “The Exchange Offers—Procedures for Tendering —Tendering Through DTC’s Automated Tender Offer Program” section of the prospectus.

Holders of outstanding notes whose certificates for such outstanding notes are not immediately available or who cannot deliver their certificates, this Letter of Transmittal and all other required documents to the exchange agent on or prior to the expiration date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their outstanding notes according to the guaranteed delivery procedures set forth in “The Exchange Offers—Procedures for Tendering” in the prospectus.

Delivery of documents to DTC does not constitute delivery to the exchange agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

List below the outstanding notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

Description of Senior Notes and/or Senior Subordinated Notes Tendered

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (please fill in if blank)	Certificate Numbers(s) (attach additional list if necessary)*	Principal Amount (attach additional list if necessary	Principal Amount Tendered (if less than all)**
Description of 11% Senior Notes due 2012

		$	$

Total Principal Amount of 11% Senior Notes:		$	$

Description of 12 3/4% Senior Subordinated Notes due 2012

		$	$

Total Principal Amount of 12 3/4% Senior Subordinated Notes:		$	$

☐	Check here if any additional lists are attached.

*	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

**	Need not be completed if tendering for exchange all outstanding notes held. Outstanding notes may be tendered in whole or in part only in integral multiples of $1,000. All outstanding notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(Boxes Below To Be Checked By Eligible Institutions Only. See Instruction 1.)

☐	Check here if tendered outstanding notes are enclosed herewith.

☐	Check here if tendered outstanding notes are being delivered by book-entry transfer made to the account maintained by the exchange agent at DTC and complete the following:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

By crediting notes to the exchange agent’s account at the book-entry transfer facility in accordance with the book-entry transfer facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offers, including transmitting an agent’s message to the exchange agent in which the holder of notes acknowledges and agrees to be bound by the terms of this letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such notes all provisions of this letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this letter to the exchange agent.

☐	Check here and enclose a photocopy of the Notice of Guaranteed Delivery if tendered outstanding notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the exchange agent and complete the following:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Notice of Guaranteed Delivery:

Institution Which Guaranteed Delivery:

If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	Check here if you are a broker-dealer who acquired outstanding notes for your own account as a result of market-making activities or other trading activities (a “Participating Broker-Dealer”) and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

Telephone Number and Contact Person:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Alliance One International, Inc., a Virginia corporation (the “Issuer”), the above described principal amount of the Issuer’s 11% Senior Notes due 2012 (the “Senior Notes”) and 12  3/4 % Senior Subordinated Notes due 2012 ((the “Senior Subordinated Notes”, and together with the Senior Notes, the “outstanding notes”) in exchange for a like principal amount of the Issuer’s newly issued 11% Senior Notes due 2012 (the “New Senior Notes”) and newly issued 12  3/4 % Senior Subordinated Notes due 2012 (the “New Senior Subordinated Notes”, and together with the New Senior Notes, the “exchange notes”), which have been registered under the Securities Act of 1933 (the “Securities Act”), upon the terms and subject to the conditions set forth in the prospectus dated                          , 2005 (as the same may be amended or supplemented from time to time, the “prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the prospectus, constitute the “exchange offers”).

Subject to and effective upon the acceptance for exchange of the outstanding notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such outstanding notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of the Issuer in connection with the exchange offers and as trustee under the indentures for the outstanding notes and the exchange notes) with respect to the tendered outstanding notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to: (i) deliver such outstanding notes to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the exchange agent, as the undersigned’s agent, of the exchange notes to be issued in exchange for such outstanding notes; (ii) present certificates for such outstanding notes for transfer, and to transfer such outstanding notes on the account books maintained by DTC; and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such outstanding notes, all in accordance with the terms and conditions of the exchange offers.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the outstanding notes tendered hereby and that, when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the outstanding notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the exchange agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the outstanding notes tendered hereby. The undersigned agrees to all of the terms of the exchange offers.

The name(s) and address(es) of the registered holder(s) of the outstanding notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such outstanding notes. The certificate number(s) and the outstanding notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered outstanding notes are not exchanged pursuant to the exchange offers for any reason, or if certificates are submitted for more outstanding notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered outstanding notes will be returned (or, in the case of outstanding notes tendered by book-entry transfer, such outstanding notes will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the exchange offers.

Tenders of outstanding notes pursuant to any of the procedures described under “The Exchange Offers—Procedures for Tendering” in the prospectus and in the instructions herein will, upon the Issuer’s acceptance for exchange of such tendered outstanding notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the exchange offers. Under certain circumstances set forth in the prospectus, the Issuer may not be required to accept for exchange any of the outstanding notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the exchange notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of outstanding notes, that such exchange notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing outstanding notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of outstanding notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver exchange notes to the undersigned at the address shown below the undersigned’s signature.

By tendering outstanding notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that:

(i)	The undersigned is not an “affiliate” of the Issuer (within the meaning of Rule 405 under the Securities Act), or if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

(ii)	Any exchange notes to be received by the undersigned are being acquired in the ordinary course of its business; and

(iii)	The undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of exchange notes to be received in the exchange offers.

If the undersigned is not a broker-dealer, by tendering outstanding notes and executing this Letter of Transmittal, the undersigned represents and agrees that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes pursuant to the exchange offers, by tendering outstanding notes and executing this Letter of Transmittal, the undersigned represents and agrees that such outstanding notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act). The Issuer has agreed that for a period of 270 days after the expiration date, it will make the prospectus available to any participating broker-dealer in connection with any such resale.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the prospectus and in the instructions contained in this Letter of Transmittal, this tender is irrevocable.

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature	Authorized Signature

Name: ______________________________________________	Name: ____________________________________________

Title: _______________________________________________	Title: _____________________________________________

Address: ____________________________________________	Address: __________________________________________

Telephone Number: ___________________________________	Telephone Number: _________________________________

Dated: ______________________________________________	Dated: ____________________________________________

Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

(NOTE: Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) for the outstanding notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Issuer or the trustee for the outstanding notes to comply with the restrictions on transfer applicable to the outstanding notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instructions 2 and 5.

Guarantee of Signature(s)

(If required—see Instructions 2 and 5)

Signature(s) Guaranteed by an Eligible Institution:		Date:
Authorized Signature

Name of Eligible Institution Guaranteeing Signature:

Address:

Capacity (full title):

Telephone Number:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 2, 5 and 6)

To be completed ONLY if the exchange notes or any outstanding notes that are not tendered are to be issued in the name of someone other than the registered holder(s) of the outstanding notes whose name(s) appear(s) above.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 5 and 6)

To be completed ONLY if exchange notes or any outstanding notes that are not tendered are to be sent to someone other than the registered holder(s) of the outstanding notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Issue:	Mail:

☐ Outstanding notes not tendered, to:	☐ Outstanding notes not tendered, to:

☐ Exchange notes, to:	☐ Exchange notes, to:

Name(s)	Name(s)

Address	Address

__________________________________	__________________________________

Telephone Number	Telephone Number

__________________________________________	__________________________________________

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offers—Procedures for Tendering” in the prospectus. Certificates, or timely confirmation of a book-entry transfer of such outstanding notes into the exchange agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal (or if applicable, an “agents message” (as defined above)), must be received by the exchange agent at its address set forth herein on or prior to the expiration date. The term “book-entry confirmation” means a timely confirmation of book-entry transfer of outstanding notes into the exchange agent’s account at DTC. Outstanding notes may be tendered in whole or in part only in integral multiples of $1,000.

Holders who wish to tender their outstanding notes and: (i) whose certificates for such outstanding notes are not immediately available; (ii) who cannot deliver their certificates, this Letter of Transmittal and all other required documents to the exchange agent prior to the expiration date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their outstanding notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offers—Procedures for Tendering” in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the exchange agent prior to the expiration date; and (iii) the certificates (or a book-entry confirmation) representing all tendered outstanding notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offers—Procedures for Tendering” in the prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For outstanding notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a Notice of Guaranteed Delivery prior to the expiration date. As used herein and in the prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

The method of delivery of outstanding notes, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and delivery will be deemed made only when actually received by the exchange agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery and proper insurance should be obtained. No Letter of Transmittal or outstanding notes should be sent to the Issuer. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect these transactions for such holders.

The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the outstanding notes) of outstanding notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or (ii) such outstanding notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of Senior Notes and/or Senior Subordinated Notes Tendered” is inadequate, the certificate number(s) and/or the principal amount of outstanding notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. Tenders of outstanding notes will be accepted only in integral multiples of $1,000. If less than all the outstanding notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of outstanding notes that are to be tendered in the box entitled “Principal Amount Tendered (if less than all).” In such case, new certificate(s) for the remainder of the outstanding notes that were evidenced by the outstanding certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the expiration date. All outstanding notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of outstanding notes may be withdrawn at any time prior to the expiration date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the exchange agent at its address set forth above prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the outstanding notes to be withdrawn, whether the outstanding notes to be withdrawn are Senior Notes or Senior Subordinated Notes, the aggregate principal amount of any Senior Notes or Senior Subordinated Notes to be withdrawn, and (if certificates for such outstanding notes have been tendered) the name of the registered holder of the outstanding notes as set forth on the certificate(s), if different from that of the person who tendered such outstanding notes. If certificates for outstanding notes have been delivered or otherwise identified to the exchange agent, the notice of withdrawal must specify the serial numbers on the particular certificates for the outstanding notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of outstanding notes tendered for the account of an Eligible Institution. If outstanding notes have been tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offers—Procedures for Tendering,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of outstanding notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of outstanding notes may not be rescinded. Outstanding notes properly withdrawn will not be deemed validly tendered for purposes of the exchange offers, but may be retendered at any subsequent time prior to the expiration date by following any of the procedures described in the prospectus under “The Exchange Offers—Procedures for Tendering.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its sole discretion, which determination shall be final and binding on all parties. None of the Issuer, any affiliates of the Issuer, the exchange agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any outstanding notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the outstanding notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

If any of the outstanding notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which certificates are registered.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Issuer, in its sole discretion, of such persons’ authority to so act.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the outstanding notes listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the trustee for the outstanding notes may require in accordance with the restrictions on transfer applicable to the outstanding notes. Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If exchange notes or certificates for outstanding notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering outstanding notes by book-entry transfer may request that outstanding notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, outstanding notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

7. Irregularities. The Issuer will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of outstanding notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the right, exercising reasonable discretion and subject to applicable law, to waive any of the conditions of the exchange offers set forth in the prospectus under “The Exchange Offers—Conditions to the Exchange Offers” or any defect or irregularity in any tender of outstanding notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Issuer’s interpretation of the terms and conditions of the exchange offers (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of outstanding notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. None of the Issuer, any affiliates of the Issuer, the exchange agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the exchange agent at its address and telephone number set forth above. Additional copies of the prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate representing outstanding notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificates have been followed.

10. Security Transfer Taxes. Holders who tender their outstanding notes for exchange will be obligated to pay any transfer taxes in connection therewith, including in the event that the exchange notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the outstanding notes tendered, or if a transfer tax is imposed for any reason other than the exchange of outstanding notes in connection with the exchange offers. The amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

11. Waiver of Conditions. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

12. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of notes, by execution of this letter, shall waive any right to receive notice of the acceptance of their notes for exchange.

IMPORTANT:

THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.